UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2025 (September 12, 2025)

Belpointe PREP, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-40911	84-4412083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Glenville Road Greenwich, Connecticut	06831
(Address or principal executive offices)	(Zip Code)

(203) 883-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Class A units	OZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 12, 2025, Belpointe PREP, LLC (the “Company”) held its annual meeting of unitholders (the “Annual Meeting”). As of June 16, 2025, the record date for the Annual Meeting, the Company had 3,698,562 Class A units, 100,000 Class B units and one Class M unit outstanding. Holders of the Company’s Class A units and Class B units were entitled to one vote per unit on all matters submitted for approval of the unitholders at the Annual Meeting. The holder of the Company’s Class M unit was entitled to that number of votes equal ten times the aggregate number of Class A units and Class B units outstanding on those matters which the Class M unit is entitled to vote.

At the Annual Meeting, the holders of the Company’s Class A and Class B units voted together as a single class on proposals to elect two Class I directors and to ratify the appointment of the Company’s independent registered public accounting firm, each of the proposals is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 28, 2025. The holder of the Company’s Class M unit was not entitled to vote with respect to the election of the Class I directors. Unitholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s unitholders.

1. The individuals below were elected at the Annual Meeting to serve as Class I directors of the Company until the 2028 annual meeting of the unitholders or until their respective successors are duly elected or appointed and qualified or until their earlier resignation, removal, incapacity or death.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Timothy Oberweger	916,800	34,614	3,588	1,215,006
Shawn Orser	623,240	289,569	42,193	1,215,006

The proposal was approved.

2. The ratification of the appointment of CohnReznick LLP, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. There were no broker non-votes on this proposal.

For	Against	Abstain	Broker Non-Votes
22,930,963	78,724	6,651	—

The proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2025

BELPOINTE PREP, LLC

By:	/s/ Brandon E. Lacoff
Brandon E. Lacoff
Chairman of the Board and Chief Executive Officer